UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 20, 2012 (July 19, 2012)

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-08038	04-2648081
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas 77010

(Address of principal executive offices and Zip Code)

713-651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 19, 2012, the Board of Directors (the “Board”) of Key Energy Services, Inc. (the “Company”) amended and restated the by-laws (the “By-laws”) of the Company.

The amendment exempts from the restrictions of the Maryland Control Share Acquisition Act any acquisition by any person of shares of stock of the Company that would, if aggregated with all other shares of stock of the Company owned by that person or in respect of which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, entitle that person, directly or indirectly, to exercise or direct the exercise of not more than 20% of the voting power of shares of stock of the Company in the election of directors generally. This amendment increases the ownership threshold for triggering these restrictions, which would limit the voting rights of a beneficial owner, from 15% of the voting power to 20%.

As to the Company’s fiscal year, prior to the amendment, the By-laws provided that the fiscal year of the Company was the twelve calendar month periods ending June 30 in each year, unless otherwise provided by the Board. A December 31 fiscal year of the Company was approved by the Board on December 16, 2002 and has been in effect since then. This amendment reflects that the fiscal year of the Company shall be the twelve calendar month periods ending December 31 in each year, unless otherwise provided by the Board. A copy of the By-laws is attached to this Current Report on Form 8-K as an exhibit and is hereby incorporated by reference.

Item 8.01 Other Events.

On July 19, 2012, the Board adopted a resolution providing that no person shall become an “interested stockholder” for purposes of the Maryland Business Combination Act until such person acquires the beneficial interest, directly or indirectly, in more than 20% of the voting power of the outstanding voting stock of the Company. This amendment increases the ownership threshold for triggering the provisions of the Act, which previously restricted the Company’s ability to enter into transactions with an interested stockholder, from 15% of the voting power to 20%.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Fifth Amended and Restated By-laws of Key Energy Services, Inc. as amended through July 19, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: July 20, 2012	By:	/s/ KIMBERLY R. FRYE
Kimberly R. Frye
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

3.1	Fifth Amended and Restated By-laws of Key Energy Services, Inc. as amended through July 19, 2012.